UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2024

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3642 E. US Highway 70

Claremont, North Carolina 28610

(Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 459-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COMM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 9, 2024, (the “Closing Date”), CommScope Holding Company, Inc. (the "Company" or “CommScope”) completed the previously announced sale of the Home Networks business (the “Home Business”) of the Company to Vantiva SA (“Vantiva”) pursuant to the Purchase Agreement (the "Purchase Agreement"), dated as of December 7, 2023. Pursuant to the Purchase Agreement, Vantiva acquired the Home Business in exchange for (i) 134,704,669 shares of Vantiva common stock, representing a 24.73% equity stake in Vantiva (determined on a fully diluted basis), (ii) $250,465 in cash (in addition to cash paid in exchange for the cash on the Home Business companies’ balance sheets) and (iii) an earn-out of up to $100 million, subject to the satisfaction of certain conditions. The $250,465 in cash paid in connection with the closing is expected to be used to acquire additional shares of Vantiva common stock, following which the Company is expected to own a 25% equity stake in Vantiva (on a fully diluted basis).

The description of the Purchase Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which was attached as Exhibit 2.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 5, 2023.

Item 9.01. Financial Statements and Exhibits.

(b) Unaudited Pro Forma Condensed Consolidated Financial Information

The following unaudited pro forma condensed consolidated financial statements of CommScope reflecting the disposition of the Home Business pursuant to the Purchase Agreement, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2023;
•
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2023 and the years ended December 31, 2022, 2021 and 2020; and
•
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d) Exhibits

The following exhibits are hereby filed as part of this Current Report on Form 8-K.

Exhibit.	Description.
99.1	CommScope Holding Company, Inc. Unaudited Pro Forma Condensed Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2024

COMMSCOPE HOLDING COMPANY, INC.

By:	/s/ Kyle D. Lorentzen
Kyle D. Lorentzen Executive Vice President and Chief Financial Officer